Subordinated Debentures	12 Months Ended
Dec. 31, 2023
Subordinated Debentures
Subordinated Debentures

Note 8:   Subordinated Debentures

On May 14, 2019  the Company issued $20,000,000 of junior subordinated debentures. The debentures bear interest at a fixed rate of 6.0% until May 2024, which then becomes a floating interest rate equal to the three-month SOFR plus 3.625%, resetting quarterly. Interest on the subordinated notes is payable semiannually through May 2024 and quarterly thereafter through the maturity date of May 2029. Principal is due upon maturity. The debentures are unsecured and payable to various investors. For purposes of computing regulatory capital, the debentures are included in Tier 2 Capital. The subordinated notes may not be repaid in whole or in part prior to the fifth anniversary of the issue date (May 2019). Unamortized debt costs were $337,000 and $398,000 as of December 31, 2023 and 2022, respectively.

In 2005, a Delaware statutory business trust owned by the Company, United Bancorp Statutory Trust I (“Trust I” or the “Trust”), issued $4.1 million of mandatorily redeemable debt securities. The sale proceeds were utilized to purchase $4.1 million of the Company’s subordinated debentures which mature in 2035. The Company’s subordinated debentures are the sole asset of Trust I. The Company’s investment in Trust I is not consolidated herein as the Company is not deemed the primary beneficiary of the Trust. However, the $4.1 million of mandatorily redeemable debt securities issued by the Trust are includible for regulatory purposes as a component of the Company’s Tier I Capital. Interest on the Company’s subordinated debentures is equal to three month SOFR plus 1.35% and is payable quarterly. Subordinated debentures, net of unamortized debt costs, totaled $23.8 million and $23.7 million at December 31, 2023 and 2022, respectively.